UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 16, 2006

NTL Incorporated

(Exact name of Registrant as specified in its charter)

Delaware	File No. 000-22616	52-1822078
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

909 Third Avenue, Suite 2863, New York, New York 10022

(Address of principal executive offices) (Zip Code)

Registrant’s Telephone Number, including Area Code: (212) 906-8440

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                                    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒                                    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                                    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF CONTENTS

Item 8.01 Other Events.
SIGNATURES
Exhibit 99.1

Item 8.01 Other Events.

NTL Incorporated and Virgin Mobile Holdings (UK) plc issued the attached joint announcement on January 16, 2006 concerning their discussions about a potential offer by NTL for Virgin Mobile.  As indicated in the announcement, the potential offer is subject to a number of preconditions, and there can be no assurance that an offer for Virgin Mobile will be made even if the preconditions are satisfied or waived.  A typographical error in footnote 2 of the announcement, which was addressed in a subsequent clarifying announcement, has been corrected in the attached copy.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 18, 2006	NTL INCORPORATED

	By:	/s/ Bryan H. Hall
Bryan H. Hall
Secretary

EXHIBIT INDEX

Exhibit	Description
99.1	Press release, dated 16 January 2006, issued by the Registrant.